UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21055

T. Rowe Price Institutional Income Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (410) 345-2000

Date of fiscal year end:  May 31

Date of reporting period:  May 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Annual REPORT
May 31, 2023
Institutional Floating Rate Fund
T. ROWE PRICE
For more insights from T. Rowe Price investment professionals, go to troweprice.com .
Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information

T. ROWE PRICE Institutional Floating Rate Fund
HIGHLIGHTS
The Institutional Floating Rate Fund marginally underperformed the benchmark Morningstar LSTA Performing Loan Index and outper-
formed the Lipper peer group average for the 12 months ended May 31, 2023.
Credit selection added value in every credit quality tier and drove the portfolio’s relative performance in the information technology and health care segments.
We increased the portfolio’s holdings in the financials and entertainment and leisure segments, largely funding those purchases through reductions in health care.
We believe our investments in high-conviction names that continue to generate strong earnings and sizable allocation to shorter matur-
ities should enable us to capitalize on the value that we are finding in the loan market while positioning more defensively.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Institutional Floating Rate Fund
Market Commentary

Dear Investor
Major global stock and bond indexes produced mixed returns
during your fund’s fiscal year, the 12-month period ended
May 31, 2023. Rising interest rates weighed on returns in the first half of the period, but many sectors rebounded over the past six months as growth remained positive in the major
economies and corporate earnings results came in stronger
than expected.
For the 12-month period, growth stocks outperformed value
shares, and developed market shares generally outpaced their emerging market counterparts. In the U.S., the Russell 1000
Growth Index and Nasdaq Composite Index performed the
best. Most currencies weakened versus the U.S. dollar over
the period, which weighed on returns for U.S. investors in
international securities.
Within the S&P 500 Index, the information technology
sector had, by far, the strongest returns. Big tech companies rebounded strongly at the start of 2023, helped in part
by growing investor enthusiasm for artificial intelligence
applications. Meanwhile, falling prices for various commodities weighed on returns for the materials and energy sectors, and turmoil in the banking sector, which included the failure of three large regional banks, hurt the financials segment. Real estate stocks also came under pressure amid concerns about
the ability of some commercial property owners to refinance
their debt.
Cheaper oil contributed to slowing inflation during the
period, although core inflation readings—which exclude
volatile food and energy prices—remained stubbornly high.
April’s consumer price index data (the latest available in our reporting period) showed a headline inflation rate of 4.9% on a 12-month basis, down from more than 8% at the start of the period but still well above the Fed’s long-term 2% inflation target.
In response to persistent inflation, the Fed raised its short-
term lending benchmark rate from around 1.00% at the start of the period to a range of 5.00% to 5.25% by the end of May, the highest level since 2007. However, Fed officials have recently suggested that they might soon be ready to pause additional
rate hikes as they wait to see how the economy is progressing.
Bond yields increased considerably across the U.S. Treasury
yield curve as the Fed tightened monetary policy, with the
yield on the benchmark 10-year note climbing from 2.85% at
the start of the period to 3.64% at the end of May.
Significant inversions in the yield curve, which are often
considered a warning sign of a coming recession, occurred
during the period as shorter-maturity Treasuries experienced the largest yield increases. At the end of May, the yield on the three-month Treasury bill was 188 basis points (1.88
percentage point) higher than the yield on the 10-year
Treasury note. Increasing yields led to weak results across most of the fixed income market, although high yield bonds, which are less sensitive to rising rates, held up relatively well.
Global economies and markets showed surprising resilience in recent months, but, moving into the second half of 2023, we
believe investors could face potential challenges. The economic impact of the Fed’s rate hikes has yet to be fully felt in the economy, and while the regional banking turmoil appears to
have been contained by the swift actions of regulators, it could continue to have an impact on credit conditions. Moreover,
the market consensus still seems to forecast a global recession starting later this year or in early 2024, although it could be a mild downturn.
We believe this environment makes skilled active management
a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Institutional Floating Rate Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks high current income and, secondarily, capital appreciation.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Institutional Floating Rate Fund returned 5.80% in the 12 months ended May 31, 2023, marginally underperforming the
benchmark Morningstar LSTA Performing Loan Index and
outperforming the Lipper peer group average. (Returns for F
and Z Class shares varied slightly, reflecting different fee structures. Past performance cannot guarantee future results. )
What factors influenced the fund’s performance?
The most meaningful contributions to the portfolio’s relative performance over the past year were achieved through credit
selection. Although the most significant gain in terms of credit quality was generated in the B rating tier, we believe the
positive contribution from credit selection in every rating
category speaks to the strength of our analyst team’s bottom-up fundamental research.
Applied Systems, a software provider for insurance brokerages, was a leading contributor in the information technology
segment. As a technology company operating in the software
space, Applied Systems has a recurring revenue base, generates solid free cash flow, and has posted high-single-digit topline growth. Our high conviction in insurance brokers reinforces
our favorable view of the software provider’s earnings profile and growth trajectory. (Please refer to the portfolio of
investments for a complete list of holdings and the amount
each represents in the portfolio.)
HUB International, a best-in-class high yield insurance broker, was another meaningful contributor and significant
overweight relative to the index. The hard insurance pricing environment has continued to support strong organic growth
in the insurance brokerage subsector of the financials industry.
HUB International has high margins, and its variable cost
structure held up extremely well during the coronavirus
pandemic. The company has improved its balance sheet by
reducing leverage, and it continues to generate significant free cash flow.
Our portfolio construction decisions that emphasize downside risk management were another important driver of relative
performance. The investment team’s bottom-up fundamental
research enabled us to avoid exposure to troubled credits from issuers including Envision Healthcare, Lumen Technologies,
and Avaya, which all traded significantly lower during the
period.
Among other challenges, Envision Healthcare, a national
medical doctor staffing company, has faced significant
headwinds due to changes in its reimbursement rates from
health insurance payors. Lumen Technologies is a wireline
telecommunications services provider whose credit profile
continued to deteriorate. Enterprise communications company
Avaya recently filed Chapter 11 bankruptcy for the second
time since 2017.
Our investments in leading media companies iHeartMedia
(IHRT) and CMG Media were notable detractors over the past
year. The portfolio’s overweight in the broadcasting segment included positions in both names. These issuers came under
pressure over weaker core advertising revenue and forward
guidance. When there is a pullback in the broader economy,
advertising spend is typically one of the first expenses that companies reduce or eliminate.
IHRT’s performance improved in this year’s second quarter,
which somewhat balanced its weak first-quarter results.
Terrestrial radio faces a difficult secular outlook amid
significant competition in digital audio from large, well-
capitalized companies including Apple, Amazon, and
SiriusXM. However, we believe IHRT’s scale and breadth
of digital assets should continue to support significant free cash flow generation. The company has also been buying back
bonds at a discount to par, which we believe is a sign of the management team’s confidence in its ability to navigate the
macroeconomic challenges.
CMG Media’s business encompasses several market-leading
television affiliate stations. We believe increased political advertising as we get closer to another election cycle and a highly contentious presidential race will greatly benefit CMG
Media’s business.
PERFORMANCE COMPARISON
Total Return
Periods Ended 5/31/23 6 Months 12 Months
Institutional Floating Rate Fund 4.16% 5.80%
Institutional Floating Rate Fund–F
Class 4.10 5.55
Institutional Floating Rate Fund–Z
Class 4.20 6.12
Morningstar LSTA Performing Loan
Index 4.65 6.03
Lipper Loan Participation Funds
Average 3.83 4.31

T. ROWE PRICE Institutional Floating Rate Fund

How is the fund positioned?
We endeavored to improve the portfolio’s overall credit quality during the past year, partly by increasing our allocation to BB rated loans by about 375 basis points (100 basis points equals
1.00%). However, our reduction of loans rated B- was equally important to improving the portfolio’s credit quality and
contributed to its higher overall average dollar price relative to the index. The primary concerns that prompted us to sell or
reduce positions of issuers in the B- rating category included higher leverage levels, significantly rising interest costs, and the potential for downgrades and default. Although we
maintained exposure to B- loans, the portfolio is significantly underweight relative to the benchmark.
We added nearly 300 basis points to the portfolio’s allocation to the financials segment over the past year. Specifically, we added to our holdings in several insurance brokers including
Acrisure, Alliant, HUB International, USI, Navacord, and Ryan
Specialty Group as we remained confident in the durability of their performance through challenging market environments.
Our second-largest increase in terms of industry allocation
was in entertainment and leisure. This shift was essentially the result of our efforts to capitalize on the continued resurgence of live events, trips, and activities. Airlines, hotels, theme parks, and cruise ships have been among the better-
performing names within the segment over the past year in
terms of earnings improvement as consumers continued to
demonstrate a preference for experiential spending. We expect this trend to continue throughout the rest of 2023.
We primarily funded the additional investments in the
financials and entertainment and leisure segments with a
roughly 550 basis point reduction in health care as we had
growing concerns about the industry’s margins. Many health
care companies have come under pressure as they have been
unable to pass on higher costs to their customers. Labor
expenses within the industry have significantly increased due to staffing shortages and the need to offer greater
compensation to attract and retain nurses.
We have an extremely favorable view of the shorter-maturity
end of the loan market, and we continued to augment the
portfolio with loans from issuers that, in our opinion, will ultimately refinance or extend maturities, thus providing us with a potential exit should we choose not to extend. The loans of fundamentally sound issuers with near-term maturities have less price volatility and, especially when purchased at a
discount, can provide a compelling return with less risk of
adverse benchmark rate changes. Roughly 30% of the portfolio is currently invested in loans that mature within three and a half years.
What is portfolio management’s outlook?
We remain constructive in our expectations for the loan asset class. In our view, the overall economy remains resilient,
especially regarding employment and wages, and the liquidity profile of most companies in our market is solid.
However, we are keenly aware that uncertainties over the
magnitude of slower economic growth and the potential for
further instability in the regional banking industry could
create a challenging performance environment for risk assets.
Against this backdrop, the loan market’s default rate will likely trend higher toward the long-term average, although it should remain within a manageable range.
CREDIT QUALITY DIVERSIFICATION
... Percent of Net Assets
11/30/22 5/31/23
BBB/BB Rated and Above 2.5% 2.6%
BB Rated 11.4  11.7
BB/B Rated 9.0  7.5
B Rated 55.2  54.6
B/CCC Rated 1.0  1.2
CCC Rated and Below 10.8  12.0
Equities 0.2  0.2
Not Rated 3.0  3.8
Short-Term Holdings 6.9  6.4
Sources: Credit ratings for the securities held in the fund are provided by Moody’s and Standard & Poor’s and are converted to the Standard & Poor’s nomenclature. A rating of AAA represents the highest-rated securities, and a rating of D represents the lowest-
rated securities. Split ratings (e.g., BB/B and B/CCC) are assigned when Moody’s and S&P differ. If a rating is not available, the security is classified as Not Rated. The rating of the underlying investment vehicle is used to determine the creditworthiness of credit default swaps and sovereign securities. The fund is not rated by any agency.
Short-term holdings are not rated.
Historical weightings reflect current ratings.

T. ROWE PRICE Institutional Floating Rate Fund

We have taken a more defensive posture in anticipation of
further macro volatility. However, we believe our investments in high-conviction names that continue to generate strong
earnings and the portfolio’s sizable allocation to shorter
maturities should enable us to capitalize on the value that we are still finding in the loan market.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not
intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Institutional Floating Rate Fund

RISKS OF INVESTING IN FLOATING RATE LOAN FUNDS
Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or
that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired
prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more
important.
The loans in which the fund invests are often referred to as
“leveraged loans.” In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged
buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.
BENCHMARK INFORMATION
Note: Copyright © 2023 Fitch Ratings, Inc., Fitch Ratings Ltd.
and its subsidiaries.
Note: Portions of the mutual fund information contained in
this report was supplied by Lipper, a Refinitiv Company,
subject to the following: Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of
Lipper content is expressly prohibited without the prior
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errors or delays in the content, or for any actions taken in reliance thereon.
Note: © 2023, Moody’s Corporation, Moody’s Investors
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and affiliates (collectively, “Moody’s”). All rights reserved.
Moody’s ratings and other information (“Moody’s
Information”) are proprietary to Moody’s and/or its licensors
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OTHERWISE REPRODUCED, REPACKAGED, FURTHER
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WITHOUT MOODY’S PRIOR WRITTEN CONSENT.
Moody's
®
is a registered trademark.
Note: ©2023 Morningstar, Inc. All rights reserved. The
information contained herein: (1) is proprietary to
Morningstar and/or its content providers; (2) may not be
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from any use of this information. Past performance is no
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Note: Copyright © 2023, S&P Global Market Intelligence (and
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Content is not a recommendation to buy, sell or hold such
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an investment or security and should not be relied on as
investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE Institutional Floating Rate Fund

TWENTY-FIVE LARGEST ISSUERS
Percent of
Net Assets
5/31/23
UKG 4.0%
HUB International 3.6
Applied Systems 2.5
PetVet Care Centers 2.3
Asurion 2.3
United Airlines 2.2
Epicor Software 2.1
Acrisure 2.0
American Airlines 2.0
Filtration Group 1.9
UFC 1.9
USI Advantage 1.4
AssuredPartners 1.4
Alliant Holdings 1.4
Duravant 1.2
Charter Next Generation 1.2
BMC Software 1.2
Ascend Learning 1.2
Insulet 1.1
CDK Global 1.1
Gainwell 1.0
Rivian Automotive 1.0
Cetera 0.9
Ellucian 0.9
AthenaHealth Group 0.9
Total 42.7%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.
Holdings of the issuers are combined and may be shown in the Portfolio of investments under their subsidiaries.

T. ROWE PRICE Institutional Floating Rate Fund

GROWTH OF $1 MILLION
This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception
(for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
INSTITUTIONAL FLOATING RATE FUND
Note: Performance for the F and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.
AVERAGE ANNUAL COMPOUND TOTAL RETURN
EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1)
transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has three share classes: The original share class
(Institutional Class) charges no distribution and service (12b-1) fee, F Class shares must be purchased through a financial intermediary and impose no
12b-1 fee but may make administrative fee payments at an annual rate of up to 0.15% of the class’s average daily net assets, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of
T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or
administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000
(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading
“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses
(not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
Periods Ended
5/31/23 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Institutional
Floating Rate
Fund 5.80% 3.50% 3.64% – –
Institutional
Floating Rate
Fund–F Class 5.55 3.35 3.50 – –
Institutional
Floating Rate
Fund–Z Class 6.12 – – 4.79% 3/10/20
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.
Institutional Floating Rate Fund 0.57%
Institutional Floating Rate Fund–F Class 0.68
Institutional Floating Rate Fund–Z Class 0.57
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Institutional Floating Rate Fund

INSTITUTIONAL FLOATNG RATE FUND
QUARTER-END RETURNS
Beginning
Account
Value
12/1/22
Ending
Account
Value
5/31/23
Expenses
Paid During
Period*
12/1/22 to
5/31/23
Institutional Class
Actual $1,000.00 $1,041.60 $2.90
Hypothetical
(assumes 5% return
before expenses)  1,000.00   1,022.09   2.87
F Class
Actual   1,000.00   1,041.00   3.51
Hypothetical
(assumes 5% return
before expenses)  1,000.00   1,021.49   3.48
Z Class
Actual   1,000.00   1,042.00   0.10
Hypothetical
(assumes 5% return
before expenses)  1,000.00   1,024.83   0.10
* Expenses are equal to the fund’s annualized expense ratio for the
6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), and divided by the days in the year (365) to reflect the half-year period.
The annualized expense ratio of the
1
Institutional Class was 0.57%, the
2
F
Class was 0.69%, and the
3
Z Class was 0.02%.
Periods
Ended
3/31/23 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Institutional
Floating Rate
Fund 2.77% 3.49% 3.65% – –
Institutional
Floating Rate
Fund–F Class 2.64 3.34 3.51 – –
Institutional
Floating Rate
Fund–Z Class 3.23 – – 4.89% 3/10/20
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a T. Rowe Price representative at 1-800-638-8790.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Institutional Floating Rate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
t
Institutional Class
.. Year ..
.. Ended .
5/31/23 5/31/22 5/31/21 5/31/20 5/31/19
NET ASSET VALUE
Beginning of period $ 9 .34 $ 9 .77 $ 9 .30 $ 9 .84 $ 9 .98
Investment activities
Net investment income
(1)(2)
0 .66 0 .39 0 .40 0 .47 0 .52
Net realized and unrealized gain/loss ( 0 .14 ) ( 0 .43 ) 0 .47 ( 0 .55 ) ( 0 .14 )
Total from investment activities 0 .52 ( 0 .04 ) 0 .87 ( 0 .08 ) 0 .38
Distributions
Net investment income ( 0 .67 ) ( 0 .39 ) ( 0 .40 ) ( 0 .46 ) ( 0 .52 )
NET ASSET VALUE
End of period $ 9 .19 $ 9 .34 $ 9 .77 $ 9 .30 $ 9 .84
Ratios/Supplemental Data
Total return
(2)(3)
5 .80% ( 0 .52 ) % 9 .46% ( 0 .83 ) % 3 .97%
Ratios to average net assets:
(2)
Gross expenses before waivers/payments by Price
Associates 0 .57% 0 .57% 0 .58% 0 .58% 0 .57%
Net expenses after waivers/payments by Price
Associates 0 .57% 0 .57% 0 .58% 0 .58% 0 .57%
Net investment income 7 .17% 3 .98% 4 .12% 4 .87% 5 .25%
Portfolio turnover rate 34 .3% 45 .5% 62 .6% 72 .6% 58 .8%
Net assets, end of period (in millions) $ 3,674 $ 5,990 $ 3,505 $ 1,704 $ 3,376
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Institutional Floating Rate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
F Class
.. Year ..
.. Ended .
5/31/23 5/31/22 5/31/21 5/31/20 5/31/19
NET ASSET VALUE
Beginning of period $ 9 .34 $ 9 .76 $ 9 .29 $ 9 .83 $ 9 .98
Investment activities
Net investment income
(1)(2)
0 .64 0 .38 0 .39 0 .46 0 .51
Net realized and unrealized gain/loss ( 0 .14 ) ( 0 .43 ) 0 .46 ( 0 .55 ) ( 0 .15 )
Total from investment activities 0 .50 ( 0 .05 ) 0 .85 ( 0 .09 ) 0 .36
Distributions
Net investment income ( 0 .66 ) ( 0 .37 ) ( 0 .38 ) ( 0 .45 ) ( 0 .51 )
NET ASSET VALUE
End of period $ 9 .18 $ 9 .34 $ 9 .76 $ 9 .29 $ 9 .83
Ratios/Supplemental Data
Total return
(2)(3)
5 .55% ( 0 .54 ) % 9 .33% ( 0 .95 ) % 3 .74%
Ratios to average net assets:
(2)
Gross expenses before waivers/payments by Price
Associates 0 .70% 0 .68% 0 .72% 0 .70% 0 .69%
Net expenses after waivers/payments by Price
Associates 0 .70% 0 .68% 0 .72% 0 .70% 0 .69%
Net investment income 6 .91% 3 .88% 4 .01% 4 .73% 5 .14%
Portfolio turnover rate 34 .3% 45 .5% 62 .6% 72 .6% 58 .8%
Net assets, end of period (in millions) $ 355 $ 739 $ 622 $ 372 $ 488
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Institutional Floating Rate Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
.. Year ..
.. Ended .
3/10/20
(1)
Through
5/31/20 5/31/23 5/31/22 5/31/21
NET ASSET VALUE
Beginning of period $ 9 .34 $ 9 .77 $ 9 .30 $ 9 .45
Investment activities
Net investment income
(2)(3)
0 .65 0 .44 0 .45 0 .10
Net realized and unrealized gain/loss ( 0 .10 ) ( 0 .43 ) 0 .47 ( 0 .15 )
Total from investment activities 0 .55 0 .01 0 .92 ( 0 .05 )
Distributions
Net investment income ( 0 .72 ) ( 0 .44 ) ( 0 .45 ) ( 0 .10 )
NET ASSET VALUE
End of period $ 9 .17 $ 9 .34 $ 9 .77 $ 9 .30
Ratios/Supplemental Data
Total return
(3)(4)
6 .12% 0 .02% 10 .06% ( 0 .46 ) %
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price Associates 0 .57% 0 .57% 0 .59% 0 .57%
(5)
Net expenses after waivers/payments by Price Associates 0 .02% 0 .02% 0 .04% 0 .02%
(5)
Net investment income 7 .04% 4 .51% 4 .68% 5 .21%
(5)
Portfolio turnover rate 34 .3% 45 .5% 62 .6% 72 .6%
Net assets, end of period (in thousands) $ 284 $ 294,390 $ 637,991 $ 666,099
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE Institutional Floating Rate Fund
May 31, 2023

Portfolio of
Investments
‡
Par/Shares $ Value
(Amounts in 000s)
‡
BANK LOANS 83.8% (1)
Aerospace & Defense 2.0%
Apple Bidco, FRN, 1M TSFR + 4.00%,
9.153%, 9/22/28  6,175 6,120
Apple Bidco, FRN, 1M TSFR + 4.00%,
9.268%, 9/22/28  10,576 10,265
Brown Group Holding, FRN, 1M TSFR
+ 3.75%, 8.867%, 7/2/29  6,261 6,165
Dynasty Acquisition, FRN, 1M USD
LIBOR + 3.50%, 8.753%, 4/6/26  (2) 24,076 23,464
Peraton, FRN, 1M TSFR + 3.75%,
9.003%, 2/1/28  5,596 5,318
Peraton, FRN, 1M USD LIBOR +
7.75%, 12.979%, 2/1/29  5,005 4,746
Spirit AeroSystems, FRN, 1M TSFR +
4.50%, 9.545%, 1/15/27  13,910 13,893
TransDigm, FRN, 1M TSFR + 3.25%,
8.148%, 2/22/27  903 898
TransDigm, FRN, 1M TSFR + 3.25%,
8.148%, 8/24/28  8,841 8,785
79,654
Airlines 3.7%
AAdvantage Loyalty IP, FRN, 3M USD
LIBOR + 4.75%, 10.00%, 4/20/28  54,355 54,533
American Airlines, FRN, 1M TSFR +
2.75%, 7.939%, 2/15/28  2,430 2,338
Mileage Plus Holdings, FRN, 3M USD
LIBOR + 5.25%, 10.213%, 6/21/27  46,251 47,836
SkyMiles IP, FRN, 3M TSFR + 3.75%,
8.798%, 10/20/27  10,534 10,896
United Airlines, FRN, 3M USD LIBOR +
3.75%, 8.888%, 4/21/28  33,303 33,081
148,684
Automotive 2.3%
Adient U.S., FRN, 1M TSFR + 3.25%,
8.518%, 4/10/28  2,164 2,156
Autokiniton U.S. Holdings, FRN, 1M
USD LIBOR + 4.50%, 9.75%, 4/6/28  4,631 4,527
Belron Luxembourg, FRN, 1M TSFR +
2.75%, 7.832%, 4/18/29  6,280 6,252
Clarios Global, FRN, 1M TSFR +
3.75%, 8.903%, 5/6/30  9,070 8,972
Dexko Global, FRN, 1M TSFR + 6.50%,
11.398%, 10/4/28  1,425 1,363
Dexko Global, FRN, 1M USD LIBOR +
3.75%, 8.909%, 10/4/28  3,502 3,305
Driven Holdings, FRN, 1M USD LIBOR
+ 3.00%, 8.148%, 12/17/28  (3) 6,418 6,162
LS Group OpCo Acquistion, FRN, 1M
USD LIBOR + 3.25%, 8.443%, 11/2/27  4,366 4,275
Mavis Tire Express Services Topco,
FRN, 1M TSFR + 4.00%, 9.268%,
5/4/28  20,704 19,938
Wand NewCo 3, FRN, 1M USD LIBOR
+ 2.75%, 7.904%, 2/5/26  36,083 35,259
92,209
Broadcasting 3.0%
Clear Channel Outdoor Holdings, FRN,
3M TSFR + 3.50%, 8.807%, 8/21/26  19,840 18,634
Par/Shares $ Value
(Amounts in 000s)
‡
CMG Media, FRN, 1M USD LIBOR +
3.50%, 8.659%, 12/17/26  27,480 22,808
iHeartCommunications, FRN, 1M USD
LIBOR + 3.00%, 8.154%, 5/1/26  7,475 5,830
iHeartCommunications, FRN, 1M USD
LIBOR + 3.25%, 8.404%, 5/1/26  21,541 16,825
NEP Group, FRN, 1M USD LIBOR +
7.00%, 12.268%, 10/19/26  3,845 2,788
Neptune Bidco U.S., FRN, 1M TSFR +
5.00%, 9.995%, 4/11/29  23,235 20,747
Nielsen Holdings, FRN, 3M TSFR +
9.75%, 14.475%, 10/11/29  (3)(4) 9,435 9,246
Univision Communications, FRN, 1M
USD LIBOR + 3.25%, 8.404%, 3/15/26  4,623 4,456
Univision Communications, FRN, 1M
USD LIBOR + 3.25%, 8.404%, 1/31/29  14,917 14,138
Univision Communications, FRN, 3M
TSFR + 4.25%, 9.148%, 6/24/29  6,146 5,946
121,418
Building Products 0.3%
Chariot Buyer, FRN, 1M USD LIBOR +
3.25%, 8.503%, 11/3/28  6,209 5,876
Hunter Douglas, FRN, 3M TSFR +
3.50%, 8.666%, 2/26/29  7,577 6,937
Summit Materials, FRN, 1M TSFR +
3.00%, 8.491%, 12/14/27  1,107 1,109
13,922
Cable Operators 1.0%
Altice France, FRN, 1M TSFR + 5.50%,
10.486%, 8/15/28  (2) 28,653 23,830
Directv Financing, FRN, 1M USD
LIBOR + 5.00%, 10.154%, 8/2/27  10,935 10,357
Radiate Holdco, FRN, 1M USD LIBOR
+ 3.25%, 8.404%, 9/25/26  7,522 6,223
40,410
Chemicals 1.8%
Aruba Investments Holdings, FRN,
1M USD LIBOR + 4.00%, 9.154%,
11/24/27  7,206 6,876
Aruba Investments Holdings, FRN,
1M USD LIBOR + 7.75%, 12.904%,
11/24/28  6,140 5,393
Avient, FRN, 1M TSFR + 3.25%,
8.295%, 8/29/29  5,288 5,294
Axalta Coating Systems U.S. Holdings,
FRN, 1M TSFR + 3.00%, 7.898%,
12/20/29  8,451 8,449
CP Iris Holdco I, FRN, 1M USD LIBOR
+ 7.00%, 12.154%, 10/1/29  (3)(5) 1,480 1,110
HB Fuller, FRN, 1M TSFR + 2.50%,
7.653%, 2/15/30  3,980 3,991
Nouryon USA, FRN, 1M TSFR + 2.75%,
7.895%, 10/1/25  16,669 16,595
Nouryon USA, FRN, 1M TSFR + 4.00%,
8.99%, 4/3/28  8,625 8,453
WR Grace Holdings, FRN, 3M USD
LIBOR + 3.75%, 8.938%, 9/22/28  14,954 14,767
70,928

T. ROWE PRICE Institutional Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Consumer Products 0.7%
ABG Intermediate Holdings 2, FRN, 1M
TSFR + 4.00%, 7.883%, 12/21/28  (5) 8,355 8,164
Hanesbrands, FRN, 1M TSFR + 3.75%,
8.903%, 3/8/30  (3) 4,880 4,831
Life Time, FRN, 1M TSFR + 4.50%,
9.80%, 1/15/26  9,174 9,139
Topgolf Callaway Brands, FRN, 1M
TSFR + 3.50%, 8.753%, 3/15/30  5,705 5,615
27,749
Container 1.3%
Albea Beauty Holdings, FRN, 3M
EURIBOR + 5.00%, 8.015%, 12/31/27
(EUR)  3,880 4,066
Charter Next Generation, FRN, 1M
TSFR + 3.75%, 9.018%, 12/1/27  49,876 48,449
Proampac PG Borrower, FRN, 1M
TSFR + 3.75%, 8.982%, 11/3/25  1,818 1,775
54,290
Energy 1.5%
Brazos Delaware II, FRN, 1M TSFR +
3.75%, 8.805%, 2/11/30  9,190 8,972
CQP Holdco, FRN, 1M USD LIBOR +
3.50%, 8.659%, 6/5/28  8,436 8,379
M6 ETX Holdings II Midco, FRN, 1M
TSFR + 4.50%, 9.682%, 9/19/29  12,731 12,508
Medallion Midland Acquisition, FRN,
3M USD LIBOR + 3.75%, 8.91%,
10/18/28  16,045 15,804
Prairie ECI Acquiror, FRN, 1M USD
LIBOR + 4.75%, 9.904%, 3/11/26  13,115 12,832
Whitewater Whistler Holdings, FRN,
1M TSFR + 3.25%, 8.148%, 2/15/30  2,330 2,324
60,819
Entertainment & Leisure 5.0%
Cinemark USA, FRN, 1M TSFR +
3.75%, 5/18/30  (2) 10,100 9,955
Delta 2, FRN, 1M TSFR + 3.00%,
8.153%, 1/15/30  34,583 34,548
Motion Finco, FRN, 3M USD LIBOR +
3.25%, 8.409%, 11/12/26  15,060 14,807
NCL Corp., FRN, 3M TSFR + 2.25%,
7.248%, 1/2/25  4,219 4,135
Pug, FRN, 1M USD LIBOR + 4.25%,
9.404%, 2/12/27  (3) 13,390 11,516
SeaWorld Parks & Entertainment, FRN,
1M USD LIBOR + 3.00%, 8.188%,
8/25/28  31,236 30,865
UFC Holdings, FRN, 3M USD LIBOR +
2.75%, 8.05%, 4/29/26  78,314 77,237
William Morris Endeavor
Entertainment, FRN, 3M USD LIBOR +
2.75%, 7.91%, 5/18/25  18,948 18,672
201,735
Financial 12.1%
Acrisure, FRN, 1M TSFR + 5.75%,
10.823%, 2/15/27  30,494 29,922
Acrisure, FRN, 1M USD LIBOR +
3.50%, 8.654%, 2/15/27  5,174 4,803
Par/Shares $ Value
(Amounts in 000s)
‡
Acrisure, FRN, 1M USD LIBOR +
3.75%, 8.904%, 2/15/27  11,126 10,353
Acrisure, FRN, 1M USD LIBOR +
4.25%, 9.404%, 2/15/27  19,023 18,025
Advisor Group Holdings, FRN, 1M USD
LIBOR + 4.50%, 9.654%, 7/31/26  3,403 3,369
Alliant Holdings Intermediate, FRN, 1M
TSFR + 3.50%, 8.559%, 11/5/27  6,110 5,949
Alliant Holdings Intermediate, FRN, 1M
USD LIBOR + 3.50%, 8.627%, 11/5/27  32,705 31,836
Allspring Buyer, FRN, 3M TSFR +
3.75%, 8.648%, 11/1/28  1,527 1,508
Allspring Buyer, FRN, 3M USD LIBOR
+ 3.00%, 8.188%, 11/1/28  3,029 2,956
Apollo Commercial Real Estate
Finance, FRN, 1M USD LIBOR +
2.75%, 8.018%, 5/15/26  (3) 1,707 1,519
Apollo Commercial Real Estate
Finance, FRN, 1M USD LIBOR +
3.50%, 8.768%, 3/11/28  (3) 2,944 2,561
Aretec Group, FRN, 1M TSFR + 4.25%,
9.503%, 10/1/25  27,070 26,934
Aretec Group, FRN, 1M TSFR + 4.50%,
3/7/30  (2) 4,220 4,137
Armor Holdco, FRN, 3M USD LIBOR +
4.50%, 9.641%, 12/11/28  4,149 4,139
AssuredPartners, FRN, 1M TSFR +
3.50%, 8.653%, 2/12/27  11,444 11,120
AssuredPartners, FRN, 1M TSFR +
4.25%, 9.403%, 2/12/27  8,370 8,275
AssuredPartners, FRN, 1M USD LIBOR
+ 3.50%, 8.768%, 2/12/27  19,673 19,120
AssuredPartners, FRN, 1M USD LIBOR
+ 3.50%, 8.768%, 2/12/27  7,009 6,812
Citadel Securities, FRN, 1M TSFR +
3.00%, 8.268%, 2/2/28  5,642 5,605
Citco Funding, FRN, 1M TSFR +
3.50%, 8.591%, 4/27/28  (3) 4,305 4,300
Claros Mortgage Trust, FRN, 1M TSFR
+ 4.50%, 9.666%, 8/9/26  (3) 4,526 3,961
Edelman Financial Engines Center,
FRN, 1M USD LIBOR + 3.75%,
8.904%, 4/7/28  4,568 4,376
Edelman Financial Engines Center,
FRN, 1M USD LIBOR + 6.75%,
11.904%, 7/20/26  8,584 8,090
EIG Management, FRN, 3M USD
LIBOR + 3.75%, 8.903%, 2/24/25  (3) 7,404 7,349
Focus Financial Partners, FRN, 1M
TSFR + 3.25%, 8.403%, 6/30/28  14,169 13,815
HUB International, FRN, 1M TSFR +
4.00%, 9.072%, 11/10/29  14,758 14,582
HUB International, FRN, 1M USD
LIBOR + 3.25%, 8.398%, 4/25/25  115,996 115,180
HUB International, FRN, 3M USD
LIBOR + 3.00%, 8.138%, 4/25/25  6,117 6,066
Jane Street Group, FRN, 1M USD
LIBOR + 2.75%, 8.018%, 1/26/28  8,823 8,688
Jones Deslauriers Insurance
Management, FRN, 3M CAD CDOR +
4.25%, 9.293%, 3/27/28 (CAD)  (3) 7,898 5,701

T. ROWE PRICE Institutional Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Jones Deslauriers Insurance
Management, FRN, 3M CAD CDOR +
4.25%, 9.293%, 3/27/28 (CAD)  (3) 2,587 1,868
Nexus Buyer, FRN, 1M USD LIBOR +
6.25%, 11.503%, 11/5/29  3,000 2,640
Ryan Specialty, FRN, 1M TSFR +
3.00%, 8.253%, 9/1/27  4,064 4,048
Sedgwick Claims Management
Services, FRN, 1M TSFR + 3.75%,
8.903%, 2/24/28  28,853 28,014
Starwood Property Mortgage, FRN, 1M
USD LIBOR + 3.25%, 8.503%, 7/26/26  1,272 1,219
Tegra118 Wealth Solutions, FRN, 3M
USD LIBOR + 4.00%, 9.129%, 2/18/27  5,027 4,772
USI, FRN, 1M TSFR + 3.75%, 8.648%,
11/22/29  39,466 38,818
USI, FRN, 3M TSFR + 3.25%, 8.409%,
12/2/26  13,391 13,326
485,756
Food 1.6%
Naked Juice, FRN, 3M TSFR + 6.00%,
10.998%, 1/24/30  9,742 7,282
Primary Products Finance, FRN, 3M
TSFR + 4.00%, 9.04%, 4/1/29  8,235 8,077
Simply Good Foods USA, FRN, 1M
TSFR + 2.50%, 7.698%, 3/17/27  8,717 8,674
Triton Water Holdings, FRN, 3M USD
LIBOR + 3.50%, 8.659%, 3/31/28  11,382 10,769
Woof Holdings, FRN, 3M USD LIBOR +
3.75%, 8.877%, 12/21/27  9,981 9,407
Woof Holdings, FRN, 3M USD LIBOR +
7.25%, 12.421%, 12/21/28  (3) 23,236 18,356
62,565
Gaming 1.3%
Caesars Entertainment, FRN, 1M TSFR
+ 3.25%, 8.503%, 2/6/30  10,980 10,875
Great Canadian Gaming, FRN, 3M
USD LIBOR + 4.00%, 8.947%, 11/1/26  17,137 16,923
HRNI Holdings, FRN, 1M USD LIBOR +
4.25%, 9.41%, 12/11/28  10,560 10,129
Playtika Holding, FRN, 1M USD LIBOR
+ 2.75%, 7.904%, 3/13/28  4,184 4,098
Scientific Games Holdings, FRN, 3M
TSFR + 3.50%, 8.421%, 4/4/29  4,097 3,949
Scientific Games International, FRN,
1M TSFR + 3.00%, 8.159%, 4/14/29  8,447 8,378
54,352
Health Care 10.7%
AthenaHealth Group, FRN, 1M TSFR +
3.50%, 8.04%, 2/15/29  (5) 37,764 35,499
Auris Luxembourg III, FRN, 6M USD
LIBOR + 3.75%, 9.121%, 2/27/26  9,434 8,750
Azalea Topco, FRN, 1M TSFR + 3.75%,
9.003%, 7/24/26  4,291 4,052
Azalea Topco, FRN, 1M USD LIBOR +
3.75%, 9.018%, 7/24/26  10,797 10,189
Bausch + Lomb, FRN, 1M TSFR +
3.25%, 8.457%, 5/10/27  6,758 6,522
CHG Healthcare Services, FRN, 1M
USD LIBOR + 3.25%, 8.404%, 9/29/28  2,435 2,382
Par/Shares $ Value
(Amounts in 000s)
‡
Eyecare Partners, FRN, 3M USD
LIBOR + 6.75%, 11.904%, 11/15/29  815 569
Gainwell Acquisition, FRN, 3M USD
LIBOR + 4.00%, 8.998%, 10/1/27  43,932 41,529
Heartland Dental, FRN, 1M TSFR +
5.00%, 4/30/28  (2) 20,220 19,146
ICON Luxembourg, FRN, 3M TSFR +
2.25%, 7.41%, 7/3/28  7,874 7,857
Insulet, FRN, 1M TSFR + 3.25%,
8.518%, 5/4/28  44,439 44,258
Maravai Intermediate Holdings, FRN,
3M TSFR + 3.00%, 8.028%, 10/19/27  4,346 4,317
MED ParentCo, FRN, 1M USD LIBOR +
4.25%, 9.404%, 8/31/26  7,696 7,100
MED ParentCo, FRN, 1M USD LIBOR +
8.25%, 13.404%, 8/30/27  2,025 1,661
Medline Borrower, FRN, 1M USD
LIBOR + 3.25%, 8.404%, 10/23/28  15,847 15,345
National Mentor Holdings, FRN, 3M
USD LIBOR + 7.25%, 12.248%, 3/2/29  8,135 4,108
Organon, FRN, 3M USD LIBOR +
3.00%, 8.00%, 6/2/28  5,721 5,690
PetVet Care Centers, FRN, 1M TSFR +
5.00%, 10.153%, 2/14/25  18,384 17,603
PetVet Care Centers, FRN, 1M USD
LIBOR + 3.50%, 8.654%, 2/14/25  54,136 51,158
PetVet Care Centers, FRN, 3M USD
LIBOR + 2.75%, 7.904%, 2/14/25  2,320 2,175
PetVet Care Centers, FRN, 3M USD
LIBOR + 6.25%, 11.404%, 2/13/26  24,903 22,122
Phoenix Newco, FRN, 1M USD LIBOR
+ 3.25%, 8.404%, 11/15/28  18,022 17,410
Phoenix Newco, FRN, 3M USD LIBOR
+ 6.50%, 11.654%, 11/15/29  (3) 18,085 16,638
Project Ruby Ultimate Parent, FRN, 1M
USD LIBOR + 3.25%, 8.518%, 3/10/28  8,562 8,186
SAM Bidco, FRN, 1M TSFR + 4.75%,
9.648%, 12/13/27  (3) 15,468 15,236
Select Medical, FRN, 1M USD LIBOR +
2.50%, 7.753%, 3/6/25  4,681 4,658
Sunshine Luxembourg VII, FRN, 3M
USD LIBOR + 3.75%, 8.909%, 10/1/26  18,267 17,795
Surgery Center Holdings, FRN, 1M
USD LIBOR + 3.75%, 8.858%, 8/31/26  21,081 20,916
Waystar Technologies, FRN, 1M USD
LIBOR + 4.00%, 9.154%, 10/22/26  17,802 17,657
430,528
Information Technology 12.0%
Applied Systems, FRN, 1M TSFR +
4.50%, 9.398%, 9/18/26  56,231 56,133
Applied Systems, FRN, 1M TSFR +
6.75%, 11.648%, 9/17/27  41,948 41,799
AppLovin, FRN, 3M TSFR + 3.00%,
8.253%, 10/25/28  8,328 8,195
Boxer Parent, FRN, 1M USD LIBOR +
3.75%, 8.904%, 10/2/25  30,566 30,105
Boxer Parent, FRN, 1M USD LIBOR +
5.50%, 10.654%, 2/27/26  12,740 12,269
Capstone Borrower, FRN, 1M TSFR +
3.75%, 6/15/30  (2)(3) 11,170 10,807

T. ROWE PRICE Institutional Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Central Parent, FRN, 3M TSFR +
4.25%, 9.148%, 7/6/29  43,341 42,641
Cloud Software Group, FRN, 3M TSFR
+ 4.50%, 9.498%, 3/30/29  13,606 12,576
ConnectWise, FRN, 3M USD LIBOR +
3.50%, 8.654%, 9/29/28  6,749 6,441
Conservice Midco, FRN, 1M USD
LIBOR + 4.25%, 9.395%, 5/13/27  2,797 2,763
Delta Topco, FRN, 3M USD LIBOR +
7.25%, 12.569%, 12/1/28  (2) 11,678 10,518
ECI Macola, FRN, 3M USD LIBOR +
3.75%, 8.909%, 11/9/27  13,499 13,131
Epicor Software, FRN, 1M TSFR +
7.75%, 13.003%, 7/31/28  16,791 16,653
Epicor Software, FRN, 1M USD LIBOR
+ 3.25%, 8.518%, 7/30/27  68,173 66,233
Gen Digital, FRN, 1M TSFR + 1.75%,
7.003%, 9/10/27  8,473 8,282
Go Daddy Operating, FRN, 1M TSFR +
3.00%, 8.153%, 11/9/29  6,209 6,196
Hyland Software, FRN, 1M USD LIBOR
+ 6.25%, 11.404%, 7/7/25  4,376 4,152
Infinite Bidco, FRN, 3M USD LIBOR +
7.00%, 12.159%, 3/2/29  7,387 6,242
Magnite, FRN, 1M USD LIBOR +
5.00%, 10.208%, 4/28/28  3,981 3,908
McAfee, FRN, 1M TSFR + 3.75%,
9.01%, 3/1/29  22,314 20,864
MH Sub I, FRN, 1M TSFR + 6.25%,
11.403%, 2/23/29  7,315 6,401
Proofpoint, FRN, 3M USD LIBOR +
3.25%, 8.404%, 8/31/28  3,446 3,324
Proofpoint, FRN, 3M USD LIBOR +
6.25%, 11.404%, 8/31/29  4,160 3,994
RealPage, FRN, 1M USD LIBOR +
3.00%, 8.154%, 4/24/28  15,888 15,257
RealPage, FRN, 1M USD LIBOR +
6.50%, 11.654%, 4/23/29  17,700 16,535
S2P Acquisition Borrower, FRN, 3M
USD LIBOR + 4.00%, 9.253%, 8/14/26  3,165 3,117
Sophia, FRN, 1M TSFR + 4.25%,
9.403%, 10/7/27  10,849 10,632
Sophia, FRN, 3M USD LIBOR + 3.50%,
8.659%, 10/7/27  25,839 25,193
Tenable, FRN, 3M USD LIBOR +
2.75%, 7.904%, 7/7/28  1,753 1,727
Uber Technologies, FRN, 1M TSFR +
2.75%, 7.72%, 3/3/30  (2) 17,815 17,633
483,721
Lodging 0.6%
Aimbridge Acquisition, FRN, 1M USD
LIBOR + 3.75%, 8.904%, 2/2/26  12,850 12,063
Aimbridge Acquisition, FRN, 1M USD
LIBOR + 4.75%, 9.877%, 2/2/26  8,281 7,776
Four Seasons Hotels, FRN, 1M TSFR +
3.25%, 8.503%, 11/30/29  2,549 2,548
Playa Resorts Holding, FRN, 1M TSFR
+ 4.25%, 9.316%, 1/5/29  3,875 3,857
26,244
Par/Shares $ Value
(Amounts in 000s)
‡
Manufacturing 4.0%
Emerald Debt Merger, FRN, 1M TSFR
+ 3.00%, 5/4/30  (2) 5,643 5,574
Engineered Machinery Holdings, FRN,
3M USD LIBOR + 3.50%, 8.659%,
5/19/28  22,579 22,018
Engineered Machinery Holdings, FRN,
3M USD LIBOR + 6.00%, 11.159%,
5/21/29  19,666 17,822
Engineered Machinery Holdings, FRN,
3M USD LIBOR + 6.50%, 11.659%,
5/21/29  9,917 8,987
Filtration Group, FRN, 1M TSFR +
4.25%, 9.462%, 5/19/28  47,021 46,551
Filtration Group, FRN, 1M USD LIBOR
+ 3.50%, 8.768%, 10/21/28  31,549 30,912
LTI Holdings, FRN, 1M USD LIBOR +
3.50%, 8.654%, 9/6/25  794 760
LTI Holdings, FRN, 1M USD LIBOR +
4.75%, 9.904%, 7/24/26  4,087 3,926
LTI Holdings, FRN, 1M USD LIBOR +
6.75%, 11.904%, 9/6/26  1,503 1,271
Madison IAQ, FRN, 3M USD LIBOR +
3.25%, 8.302%, 6/21/28  6,345 6,068
Pro Mach Group, FRN, 1M TSFR +
5.00%, 10.253%, 8/31/28  (3) 2,085 2,069
Pro Mach Group, FRN, 1M USD LIBOR
+ 4.00%, 9.154%, 8/31/28  9,603 9,496
SRAM, FRN, 1M USD LIBOR + 2.75%,
7.904%, 5/18/28  7,696 7,549
163,003
Restaurants 1.6%
Dave & Buster's, FRN, 1M TSFR +
5.00%, 10.313%, 6/29/29  20,859 20,846
IRB Holding, FRN, 1M TSFR + 3.00%,
8.253%, 12/15/27  32,966 31,940
MIC Glen, FRN, 1M USD LIBOR +
6.75%, 11.986%, 7/20/29  (3) 3,720 3,366
Tacala Investment, FRN, 1M USD
LIBOR + 3.50%, 8.654%, 2/5/27  3,631 3,546
Tacala Investment, FRN, 1M USD
LIBOR + 7.50%, 12.654%, 2/4/28  6,562 6,152
65,850
Retail 0.8%
At Home Group, FRN, 3M USD LIBOR
+ 4.25%, 9.427%, 7/24/28  13,307 8,736
CNT Holdings I, FRN, 1M TSFR +
3.50%, 8.459%, 11/8/27  8,338 8,107
CNT Holdings I, FRN, 1M USD LIBOR
+ 6.75%, 11.709%, 11/6/28  4,850 4,523
PetSmart, FRN, 1M TSFR + 3.75%,
9.003%, 2/11/28  12,902 12,699
34,065
Satellites 1.2%
Intelsat Jackson Holdings, FRN, 6M
TSFR + 4.25%, 9.443%, 2/1/29  11,914 11,699
Iridium Satellite, FRN, 1M TSFR +
2.50%, 7.753%, 11/4/26  35,264 35,183
46,882

T. ROWE PRICE Institutional Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Services 9.8%
Advantage Sales & Marketing, FRN,
1M USD LIBOR + 4.50%, 9.719%,
10/28/27  7,478 6,687
AG Group Holdings, FRN, 1M TSFR +
4.00%, 9.153%, 12/29/28  (3) 4,032 3,860
Albion Financing 3, FRN, 3M USD
LIBOR + 5.25%, 10.523%, 8/17/26  11,048 10,883
Allied Universal Holdco, FRN, 1M
TSFR + 3.75%, 9.003%, 5/12/28  3,128 2,935
Allied Universal Holdco, FRN, 1M
TSFR + 4.75%, 9.88%, 5/4/28  4,580 4,378
Anticimex Global, FRN, 3M USD
LIBOR + 3.40%, 8.45%, 11/16/28  4,506 4,392
Ascend Learning, FRN, 1M USD
LIBOR + 3.50%, 8.753%, 12/11/28  17,577 15,745
Ascend Learning, FRN, 1M USD
LIBOR + 5.75%, 11.003%, 12/10/29  36,241 30,925
Camelot Finance, FRN, 1M USD
LIBOR + 3.00%, 8.268%, 10/30/26  835 825
CD&R Firefly Bidco, FRN, 3M
EURIBOR + 4.75%, 7.992%, 6/21/28
(EUR)  1,500 1,575
Ceridian HCM Holding, FRN, 1M USD
LIBOR + 2.50%, 7.975%, 4/30/25  3,537 3,520
CoreLogic, FRN, 1M USD LIBOR +
6.50%, 11.688%, 6/4/29  16,720 12,864
DG Investment Intermediate Holdings
2, FRN, 1M USD LIBOR + 6.75%,
12.018%, 3/30/29  2,625 2,311
Dun & Bradstreet, FRN, 1M USD
LIBOR + 3.25%, 8.41%, 2/6/26  4,121 4,092
EG America, FRN, 3M USD LIBOR +
4.00%, 9.153%, 2/7/25  8,209 8,000
EG America, FRN, 3M USD LIBOR +
4.25%, 9.403%, 3/31/26  6,035 5,875
EG Finco, FRN, 3M EURIBOR + 7.00%,
9.752%, 4/30/27 (EUR)  13,080 12,716
Fugue Finance, FRN, 1M TSFR +
4.50%, 9.764%, 1/31/28  1,920 1,906
GFL Environmental, FRN, 1M TSFR +
3.00%, 8.145%, 5/28/27  19,965 19,923
Mermaid Bidco, FRN, 1M TSFR +
3.50%, 8.562%, 12/22/27  (3) 10,304 9,943
Prime Security Services Borrower,
FRN, 3M USD LIBOR + 2.75%,
7.943%, 9/23/26  1,565 1,554
Project Boost Purchaser, FRN, 1M
USD LIBOR + 3.50%, 8.654%, 5/30/26  4,883 4,797
Project Boost Purchaser, FRN, 1M
USD LIBOR + 3.50%, 8.654%, 6/1/26  2,788 2,741
Renaissance Holdings, FRN, 1M USD
LIBOR + 7.00%, 12.154%, 5/29/26  4,275 4,168
Renaissance Holdings, FRN, 3M USD
LIBOR + 4.75%, 9.903%, 4/5/30  24,716 24,120
Staples, FRN, 3M USD LIBOR + 5.00%,
10.299%, 4/16/26  14,952 12,709
TK Elevator U.S. Newco, FRN, 6M USD
LIBOR + 3.50%, 8.602%, 7/30/27  8,410 8,099
Par/Shares $ Value
(Amounts in 000s)
‡
TruGreen, FRN, 1M USD LIBOR +
8.50%, 13.773%, 11/2/28  (3) 3,862 2,279
UKG, FRN, 1M TSFR + 4.50%,
5/3/26  (2) 3,115 3,043
UKG, FRN, 3M TSFR + 5.25%,
10.271%, 5/3/27  119,805 112,497
UKG, FRN, 3M USD LIBOR + 3.25%,
8.271%, 5/4/26  46,647 44,744
USIC Holdings, FRN, 1M USD LIBOR +
3.50%, 8.654%, 5/12/28  3,701 3,553
USIC Holdings, FRN, 1M USD LIBOR +
6.50%, 11.654%, 5/14/29  6,785 6,222
393,881
Utilities 3.2%
Brookfield WEC Holdings, FRN, 1M
TSFR + 3.75%, 8.903%, 8/1/25  12,522 12,489
Brookfield WEC Holdings, FRN, 1M
USD LIBOR + 2.75%, 7.904%, 8/1/25  11,165 11,035
Covanta Holding, FRN, 1M TSFR +
2.50%, 7.653%, 11/30/28  5,893 5,797
Exgen Renewables IV, FRN, 3M USD
LIBOR + 2.50%, 7.764%, 12/15/27  14,375 14,247
PG&E, FRN, 1M USD LIBOR + 3.00%,
8.188%, 6/23/25  34,210 33,853
Pike, FRN, 1M TSFR + 3.50%, 8.653%,
1/21/28  4,202 4,175
Pike, FRN, 1M USD LIBOR + 3.00%,
8.268%, 1/21/28  8,324 8,228
Talen Energy Supply, FRN, 1M TSFR +
4.50%, 9.59%, 5/27/30  15,695 15,310
TerraForm Power Operating, FRN, 1M
TSFR + 2.50%, 7.498%, 5/21/29  23,320 22,919
128,053
Wireless Communications 2.3%
Asurion, FRN, 1M TSFR + 4.25%,
9.503%, 8/19/28  5,323 4,891
Asurion, FRN, 1M USD LIBOR +
3.25%, 8.404%, 12/23/26  9,218 8,507
Asurion, FRN, 1M USD LIBOR +
3.25%, 8.404%, 7/31/27  5,297 4,799
Asurion, FRN, 1M USD LIBOR +
5.25%, 10.404%, 1/31/28  22,355 18,345
Asurion, FRN, 1M USD LIBOR +
5.25%, 10.404%, 1/20/29  61,590 50,209
Asurion, FRN, 3M TSFR + 4.00%,
9.253%, 8/19/28  4,493 4,118
90,869
Total Bank Loans (Cost $3,486,885) 3,377,587
CONVERTIBLE PREFERRED STOCKS 0.2%
Energy 0.1%
NuStar Energy, VR, 10.75%  (6)(7) 140 4,501
4,501

T. ROWE PRICE Institutional Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
Insurance 0.1%
Alliant Services, Series A, Acquisition
Date: 11/6/20, Cost $2,856  (3)(4)(8) 3 2,600
2,600
Total Convertible Preferred Stocks
(Cost $6,478) 7,101
CORPORATE BONDS 9.3%
Aerospace & Defense 0.2%
TransDigm, 6.75%, 8/15/28  (6) 8,465 8,465
8,465
Airlines 0.6%
American Airlines, 5.50%, 4/20/26  (6) 4,935 4,843
American Airlines, 11.75%, 7/15/25  (6) 14,220 15,571
Mileage Plus Holdings, 6.50%,
6/20/27  (6) 2,525 2,521
United Airlines, 4.625%, 4/15/29  (6) 3,385 3,059
25,994
Automotive 1.9%
Adient Global Holdings, 4.875%,
8/15/26  (6) 7,805 7,415
Clarios Global, 6.75%, 5/15/28  (6) 6,800 6,800
Ford Motor Credit, 4.063%, 11/1/24  4,500 4,353
Ford Motor Credit, 5.584%, 3/18/24  5,635 5,596
Ford Motor Credit, FRN, SOFR +
2.95%, 7.809%, 3/6/26  15,635 15,613
Rivian Holdings, FRN, 6M USD LIBOR
+ 5.625%, 10.931%, 10/15/26  (6) 39,265 38,480
78,257
Banking 0.2%
Morgan Stanley, FRN, SOFR + 1.165%,
6.195%, 4/17/25  7,040 7,040
7,040
Broadcasting 0.4%
iHeartCommunications, 5.25%,
8/15/27  (6) 1,075 753
Neptune Bidco U.S., 9.29%,
4/15/29  (6) 3,950 3,614
Townsquare Media, 6.875%, 2/1/26  (6) 12,895 11,928
16,295
Cable Operators 0.5%
Altice France Holding, 10.50%,
5/15/27  (6) 17,455 10,386
Radiate Holdco, 4.50%, 9/15/26  (6) 12,730 9,802
20,188
Chemicals 0.2%
Avient, 5.75%, 5/15/25  (6) 4,400 4,378
Diamond BC, 4.625%, 10/1/29  (6) 760 763
Kobe U.S. Midco 2, 9.25%, 11/1/26,
(9.25% Cash or 10.00% PIK)  (6)(9) 4,922 3,347
8,488
Consumer Products 0.1%
Life Time, 8.00%, 4/15/26  (6) 3,385 3,326
3,326
Energy 0.3%
NGL Energy Operating, 7.50%,
2/1/26  (6) 10,560 10,072
Par/Shares $ Value
(Amounts in 000s)
‡
Tallgrass Energy Partners, 6.00%,
3/1/27  (6) 665 623
10,695
Entertainment & Leisure 0.4%
Carnival, 9.875%, 8/1/27  (6) 2,800 2,884
Cinemark USA, 5.875%, 3/15/26  (6) 8,390 7,960
Cinemark USA, 8.75%, 5/1/25  (6) 1,860 1,890
NCL, 8.375%, 2/1/28  (6) 3,095 3,188
15,922
Financial 2.1%
Acrisure, 7.00%, 11/15/25  (6) 6,765 6,401
Acrisure, 10.125%, 8/1/26  (6) 10,995 11,050
AG TTMT Escrow Issuer, 8.625%,
9/30/27  (6) 3,590 3,617
Alliant Holdings Intermediate, 6.75%,
10/15/27  (6) 7,495 6,970
Alliant Holdings Intermediate, 6.75%,
4/15/28  (6) 8,470 8,290
Aretec Escrow Issuer, 7.50%,
4/1/29  (6) 7,055 5,997
AssuredPartners, 5.625%, 1/15/29  (6) 4,990 4,291
AssuredPartners, 7.00%, 8/15/25  (6) 2,622 2,576
GTCR AP Finance, 8.00%, 5/15/27  (6) 4,105 3,982
HUB International, 7.00%, 5/1/26  (6) 8,350 8,225
Jones Deslauriers Insurance
Management, 8.50%, 3/15/30  (6) 17,110 17,089
Ryan Specialty, 4.375%, 2/1/30  (6) 895 795
USI, 6.875%, 5/1/25  (6) 4,755 4,678
83,961
Gaming 0.2%
Caesars Entertainment, 7.00%,
2/15/30  (6) 6,570 6,562
International Game Technology, 6.50%,
2/15/25  (6) 1,366 1,374
7,936
Health Care 0.3%
CHS, 8.00%, 12/15/27  (6) 8,645 7,975
Medline Borrower, 3.875%, 4/1/29  (6) 6,455 5,551
13,526
Information Technology 0.1%
Boxer Parent, 9.125%, 3/1/26  (6) 4,500 4,387
4,387
Lodging 0.2%
Hilton Domestic Operating, 5.375%,
5/1/25  (6) 4,400 4,373
Park Intermediate Holdings, 7.50%,
6/1/25  (6) 4,300 4,316
8,689
Manufacturing 0.2%
Sensata Technologies, 5.00%,
10/1/25  (6) 4,400 4,318
Sensata Technologies, 5.625%,
11/1/24  (6) 2,970 2,955
7,273
Services 0.6%
Allied Universal Holdco, 6.625%,
7/15/26  (6) 6,350 5,985
Allied Universal Holdco, 9.75%,
7/15/27  (6) 4,320 3,758

T. ROWE PRICE Institutional Floating Rate Fund

Par/Shares $ Value
(Amounts in 000s)
‡
eG Global Finance, 8.50%,
10/30/25  (6) 790 760
Presidio Holdings, 8.25%, 2/1/28  (6) 4,688 4,313
Sabre GLBL, 9.25%, 4/15/25  (6) 3,590 3,429
Sabre GLBL, 11.25%, 12/15/27  (6) 4,945 3,802
22,047
Telephones 0.2%
Verizon Communications, FRN,
SOFRINDX + 0.79%, 5.725%, 3/20/26  9,405 9,415
9,415
Utilities 0.6%
NextEra Energy Operating Partners,
4.25%, 7/15/24  (6) 5,635 5,501
Talen Energy Supply, 8.625%,
6/1/30  (6) 2,205 2,249
Vistra, VR, 7.00%  (6)(7)(10) 13,780 12,092
Vistra Operations, 4.875%, 5/13/24  (6) 3,269 3,224
Vistra Operations, 5.125%, 5/13/25  (6) 911 887
23,953
Total Corporate Bonds (Cost
$397,500) 375,857
SHORT-TERM INVESTMENTS 4.6%
Money Market Funds 4.5%
T. Rowe Price Government Reserve
Fund, 5.11%  (11)(12) 183,271 183,271
183,271
U.S. Treasury Obligations 0.1%
U.S. Treasury Bills, 4.799%, 8/31/23  2,000 1,974
1,974
Total Short-Term Investments (Cost
$185,248) 185,245
Total Investments in Securities
97.9% of Net Assets
(Cost $4,076,111) $ 3,945,790
‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.
(2) All or a portion of this loan is unsettled as of May 31, 2023. The interest rate for unsettled loans will be determined upon settlement after period end.
(3) See Note 2. Level 3 in fair value hierarchy.
(4) Non-income producing
(5) All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitments at May 31, 2023, were $6,362 and were valued at $6,055 (0.2% of net assets).
(6) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $338,341 and represents
8.4% of net assets.
(7) Perpetual security with no stated maturity date.

T. ROWE PRICE Institutional Floating Rate Fund

.
(8) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules
("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund may have registration rights for certain restricted securities.
Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding
144A holdings) at period end amounts to $2,600 and represents 0.1% of net assets.
(9) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.
(10) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate.
Reference rate and spread are provided if the rate is currently floating.
(11) Seven-day yield
(12) Affiliated Companies
1M TSFR One month term SOFR (Secured overnight financing rate)
1M USD LIBOR One month USD LIBOR (London interbank offered rate)
3M CAD CDOR Three month CAD CDOR (Canadian Dollar offered rate)
3M EURIBOR Three month EURIBOR (Euro interbank offered rate)
3M TSFR Three month term SOFR (Secured overnight financing rate)
3M USD LIBOR Three month USD LIBOR (London interbank offered rate)
6M TSFR Six month Term SOFR (Secured overnight financing rate)
6M USD LIBOR Six month USD LIBOR (London interbank offered rate)
CAD Canadian Dollar
EUR Euro
FRN Floating Rate Note
PIK Payment-in-kind
SOFR Secured overnight financing rate
SOFRINDX SOFR (Secured overnight financing rate) Index
USD U.S. Dollar
VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE Institutional Floating Rate Fund

(Amounts in 000s)
SWAPS 0.1%
Description
Notional
Amount $ Value
Upfront
Payments/
$ (Receipts)
Unrealized
$ Gain/(Loss)
BILATERAL SWAPS 0.1%
Total Return Swaps 0.1%
JPMorgan Chase, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total
Return Index Quarterly, Pay Variable 4.866% (SOFR) at Maturity, 6/20/23 31,200 1,609 — 1,609
JPMorgan Chase, Receive Underlying Reference: iBoxx USD Liquid Leveraged Loans Total
Return Index Quarterly, Pay Variable 4.866% (SOFR) at Maturity, 9/20/23 40,885 542 — 542
Total Bilateral Total Return Swaps — 2,151
Total Bilateral Swaps — 2,151

T. ROWE PRICE Institutional Floating Rate Fund

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS
Counterparty Settlement Receive Deliver
Unrealized
Gain/(Loss)
BNP Paribas 8/25/23 USD 25,191 EUR 23,017 $ 467
HSBC Bank 8/25/23 USD 4,761 EUR 4,357 80
RBC Dominion Securities 7/21/23 CAD 259 USD 190 1
RBC Dominion Securities 7/21/23 USD 7,801 CAD 10,440 102
Net unrealized gain (loss) on open forward
currency exchange contracts $ 650

T. ROWE PRICE Institutional Floating Rate Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended May 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 5.11% $ —# $ — $ 8,321+
Supplementary Investment Schedule
Affiliate
Value
05/31/22
Purchase
Cost
Sales
Cost
Value
05/31/23
T. Rowe Price Government Reserve Fund, 5.11% $ 524,043  ¤   ¤ $ 183,271^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain (loss).
+ Investment income comprised $8,321 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $183,271.

T. ROWE PRICE Institutional Floating Rate Fund
May 31, 2023
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Assets
Investments in securities, at value (cost $4,076,111) $ 3,945,790
Receivable for investment securities sold 130,848
Interest receivable 28,122
Foreign currency (cost $7,606) 7,553
Cash 6,871
Unrealized gain on bilateral swaps 2,151
Receivable for shares sold 1,387
Unrealized gain on forward currency exchange contracts 650
Total assets 4,123,372
Liabilities
Payable for investment securities purchased 74,674
Payable for shares redeemed 12,081
Investment management and administrative fees payable 2,219
Other liabilities 5,463
Total liabilities 94,437
NET ASSETS $ 4,028,935
Net Assets Consist of:
Total distributable earnings (loss) $ (708,092)
Paid-in capital applicable to 438,620,390 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares of the
Corporation authorized 4,737,027
NET ASSETS $ 4,028,935
NET ASSET VALUE PER SHARE
Institutional Class
(Net assets: $3,674,060; Shares outstanding: 399,959,075) $ 9.19
F Class
(Net assets: $354,591; Shares outstanding: 38,630,327) $ 9.18
Z Class
(Net assets: $284; Shares outstanding: 30,988) $ 9.17

T. ROWE PRICE Institutional Floating Rate Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
5/31/23
Investment Income (Loss)
Income
    Interest $ 395,064
Dividend 8,946
Total income 404,010
Expenses
Investment management and administrative expense 28,901
Administrative fee payment program fees - F Class 713
Miscellaneous 909
Waived / paid by Price Associates (573)
Net expenses 29,950
Net investment income 374,060
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (237,063)
Swaps (1,085)
Forward currency exchange contracts 3,365
Foreign currency transactions 1,188
Net realized loss (233,595)
Change in net unrealized gain / loss
Securities 111,798
Swaps 5,041
Forward currency exchange contracts 2,604
Other assets and liabilities denominated in foreign currencies (907)
Change in net unrealized gain / loss 118,536
Net realized and unrealized gain / loss (115,059)
INCREASE IN NET ASSETS FROM OPERATIONS
$ 259,001

T. ROWE PRICE Institutional Floating Rate Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . . . .
5/31/23 5/31/22
Increase (Decrease) in Net Assets
Operations
Net investment income $ 374,060 $ 246,293
Net realized loss (233,595) (11,540)
Change in net unrealized gain / loss 118,536 (311,087)
Increase (decrease) in net assets from operations 259,001 (76,334)
Distributions to shareholders
Net earnings
Institutional Class (324,555) (197,523)
F Class (38,544) (23,398)
Z Class (7,186) (25,493)
Decrease in net assets from distributions (370,285) (246,414)
Capital share transactions
*
Shares sold
Institutional Class 1,085,575 4,097,536
F Class 151,809 575,567
Z Class 31,000 –
Distributions reinvested
Institutional Class 244,295 150,692
F Class 38,338 21,368
Z Class 7,013 25,475
Shares redeemed
Institutional Class (3,548,724) (1,493,926)
F Class (564,427) (447,635)
Z Class (328,015) (348,089)
Increase (decrease) in net assets from capital share transactions (2,883,136) 2,580,988
Net Assets
Increase (decrease) during period (2,994,420) 2,258,240
Beginning of period 7,023,355 4,765,115
End of period $ 4,028,935 $ 7,023,355
*Share information (000s)
Shares sold
Institutional Class 117,413 422,088
F Class 16,407 59,312
Z Class 3,337 –
Distributions reinvested
Institutional Class 26,473 15,581
F Class 4,160 2,213
Z Class 762 2,627
Shares redeemed
Institutional Class (385,016) (155,271)
F Class (61,049) (46,147)
Z Class (35,577) (36,410)
Increase (decrease) in shares outstanding (313,090) 263,993

T. ROWE PRICE Institutional Floating Rate Fund

NOTES TO FINANCIAL STATEMENTS
T. Rowe Price Institutional Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940
Act). The Institutional Floating Rate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high current income and, secondarily, capital appreciation. The fund has three classes of shares: the
Institutional Floating Rate Fund (Institutional Class), the Institutional Floating Rate Fund–F Class (F Class) and the Institutional
Floating Rate Fund–Z Class (Z Class). F Class shares are available only through financial advisors and certain third-party intermediaries that have entered into an administrative fee agreement with T. Rowe Price Services, Inc. The F Class participates in a Board-approved administrative fee payment program pursuant to which the fund compensates certain financial intermediaries for various shareholder and administrative services they provide to underlying investors. The Z Class is only available to funds advised by T. Rowe Price
Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting
Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions  Investment transactions are accounted for on the trade date basis.
Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared by each class daily and paid monthly. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The F Class pays certain shareholder and administrative expenses at a rate of up to
0.15% of the class’s average daily net assets.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value
(NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value
Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15,

T. ROWE PRICE Institutional Floating Rate Fund

2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
The FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the
Effects of Reference Rate Reform on Financial Reporting in March 2020 and ASU 2021-01 in January 2021 which provided further amendments and clarifications to Topic 848. These ASUs provide optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR),
and other interbank-offered based reference rates, through December 31, 2022. In December 2022, FASB issued ASU 2022-06 which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. Management intends to rely upon the relief provided under Topic 848, which is not expected to have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown;
however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC)
market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC
Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one

T. ROWE PRICE Institutional Floating Rate Fund

exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation
Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity;
or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the
Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2023 (for further detail by category, please refer to the accompanying Portfolio of Investments):
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Corporate Bonds $ — $ 375,857 $ — $ 375,857
Bank Loans — 3,234,909 142,678 3,377,587
Convertible Preferred Stocks — 4,501 2,600 7,101
Short-Term Investments 183,271 1,974 — 185,245
Total Securities 183,271 3,617,241 145,278 3,945,790
Swaps — 2,151 — 2,151
Forward Currency Exchange Contracts — 650 — 650
Total $ 183,271 $ 3,620,042 $ 145,278 $ 3,948,591

T. ROWE PRICE Institutional Floating Rate Fund

Following is a reconciliation of the fund’s Level 3 holdings for the year ended May 31, 2023. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of
Operations. The change in unrealized gain/loss on Level 3 instruments held at May 31, 2023, totaled $(5,496,000) for the year ended
May 31, 2023. During the year, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of
Level 3 were because observable market data became available for the security.
In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Designee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.
+ Valuation techniques may change in order to reflect the Valuation Designee’s judgment of current market participant assumptions.
* Unobservable inputs were weighted by the relative fair value of the instruments.
** Represents the directional change in the fair value of the Level 3 investment(s) that would have resulted from an increase in the corresponding input at period end. A decrease in the unobservable input would have had the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
# No quantitative unobservable inputs significant to the valuation technique were created by the Valuation Designee.
NOTE 3 - DERIVATIVE INSTRUMENTS
During the year ended May 31, 2023, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust
($000s)
Beginning
Balance
5/31/22
Gain (Loss)
During
Period
Total
Purchases Total Sales
Transfer
Into
Level 3
Transfer
Out of
Level 3
Ending
Balance
5/31/23
Investment in Securities
Bank Loans $ 288,785 $ (19,301) $ 66,907 $ (211,844) $ 127,254 $ (109,123) $ 142,678
Convertible Preferred Stocks — (235) — — 2,835 — 2,600
Total $ 288,785 $ (19,536) $ 66,907 $ (211,844) $ 130,089 $ (109,123) $ 145,278
Investments in Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Inputs(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Bank Loans $ 142,678 Recent
comparable
transaction
price(s)
—# —# —# —#
Pricing service —# —# —# —#
Convertible Preferred Stocks $ 2,600 Market
Comparable
Relative value
adjustment
2.5% 2.5% Decrease

T. ROWE PRICE Institutional Floating Rate Fund

portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2023, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended May 31,
2023, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
Counterparty Risk and Collateral  The fund invests in derivatives, such as non-cleared bilateral swaps, forward currency exchange contracts, and/or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which
($000s) Location on Statement of
Assets and Liabilities Fair Value
Assets
Foreign exchange derivatives
Forwards
$ 650
Credit derivatives
Bilateral Swaps
2,151
Total $ 2,801
($000s)
Location of Gain (Loss) on Statement of Operations
Forward
Currency
Exchange
Contracts Swaps Total
Realized Gain (Loss)
Foreign exchange derivatives $ 3,365 $ — $ 3,365
Credit derivatives — (1,085) (1,085)
Total $ 3,365 $ (1,085) $ 2,280
Change in Unrealized
Gain (Loss)
Foreign exchange derivatives $ 2,604 $ — $ 2,604
Credit derivatives — 5,041 5,041
Total $ 2,604 $ 5,041 $ 7,645

T. ROWE PRICE Institutional Floating Rate Fund

would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined.
ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2023, no collateral had been posted by the fund to counterparties for bilateral derivatives.  As of May 31, 2023, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $1,950,000 cash and securities valued at $537,000.
Forward Currency Exchange Contracts  The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It may use forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements or to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended May 31,
2023, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.
Swaps  The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities;
to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller

T. ROWE PRICE Institutional Floating Rate Fund

is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the year ended May 31, 2023, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 1% and 2% of net assets.
NOTE 4 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.
Noninvestment-Grade Debt  The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-
grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Bank Loans  The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders.
Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. The fund may invest in fixed and floating rate loans, which may include senior floating rate loans; secured and unsecured loans, second lien or more junior loans; and bridge loans or bridge facilities. Certain bank loans may be revolvers which are a form of senior bank debt, where the borrower can draw down the credit of the revolver when it needs cash and repays the credit when the borrower has excess cash. Certain loans may be “covenant-lite” loans, which means the loans contain fewer maintenance covenants than other loans (in some cases, none)
and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. As a result of these risks, the fund’s exposure to losses may be increased.
Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation.
Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a

T. ROWE PRICE Institutional Floating Rate Fund

credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition  The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates
(IBOR). There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined.
The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $1,681,813,000 and $4,379,866,000, respectively, for the year ended May 31, 2023.
NOTE 5 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to the character of net currency gains or losses and the character of income on swaps.
The tax character of distributions paid for the periods presented was as follows:
At May 31, 2023, the tax-basis cost of investments (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
May 31,
2023
May 31,
2022
Ordinary income (including short-term capital gains, if any) $ 370,285 $ 246,414
($000s)
Cost of investments $ 4,082,563
Unrealized appreciation $ 14,206
Unrealized depreciation (150,802)
Net unrealized appreciation (depreciation) $ (136,596)

T. ROWE PRICE Institutional Floating Rate Fund

At May 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales and the realization of gains/losses on certain open derivative contracts. The loss carryforwards and deferrals primarily relate to capital loss carryforwards and straddle deferrals. Capital loss carryforwards are available indefinitely to offset future realized capital gains.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc.
(Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-
inclusive annual fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest expense; expenses related to borrowing, taxes, and brokerage; or nonrecurring, extraordinary expenses.
The Z Class is subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the
Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and
acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the year ended May 31, 2023 as indicated in the table below. At May 31, 2023, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund. Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services,
Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. Pursuant to the all-inclusive fee arrangement under the investment management and administrative agreement, expenses incurred by the funds pursuant to these service agreements are paid by Price Associates.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At
May 31, 2023, approximately 25% of the Institutional Class's and 100% of the Z Class's outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options
($000s)
Undistributed ordinary income $ 2,245
Net unrealized appreciation (depreciation) (136,596)
Loss carryforwards and deferrals (573,741)
Total distributable earnings (loss) $ (708,092)
Z Class
Expense limitation/I Class Limit 0.00%
Expense limitation date N/A
(Waived)/repaid during the period ($000s) $(573)

T. ROWE PRICE Institutional Floating Rate Fund

to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The
Price Reserve Funds pay no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended May 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE 7 - BORROWING
The fund, together with certain other U.S. registered funds (the U.S. borrowers) and foreign investment funds managed by Price
Associates or an affiliate (collectively, the participating funds), is party to a $1.3 billion, 364-day, syndicated credit facility (the facility).
Excluding commitments designated for the foreign investment funds, the fund can borrow up to an aggregate commitment amount of
$1.15 billion on a first-come, first-served basis. The facility provides a source of liquidity to the participating funds for temporary and emergency purposes. The participating funds are charged administrative fees and an annual commitment fee of 0.15% of the average daily undrawn commitment. All fees allocated to the U.S. borrowers are based on the portion of the aggregate commitment available to them and on each U.S. borrower’s relative net assets. Such allocated fees are reflected as either miscellaneous or interest and borrowing related expense in the Statement of Operations. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. Interest is charged to the fund based on its borrowings at the higher of (a) Secured Overnight Financing Rate (SOFR) plus 0.10% per annum, (b) Federal Funds Rate, or (c) the Overnight Bank
Funding Rate plus an applicable margin. At May 31, 2023, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility for the U.S. borrowers was $1,150,000,000.
NOTE 8 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on
Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the collapse of some US regional and global banks as well as overall concerns around the soundness and stability of the global banking sector has sparked concerns of a broader financial crisis impacting the overall global banking sector. In certain cases, government agencies have assumed control or otherwise intervened in the operations of certain banks due to liquidity and solvency concerns. The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Institutional Floating Rate Fund

Report of Independent Registered Public Accounting Firm
To the Board of Directors of T. Rowe Price Institutional Income Funds, Inc.
and Shareholders of T. Rowe Price Institutional Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price
Institutional Floating Rate Fund (one of the funds constituting T. Rowe Price Institutional Income Funds, Inc., referred to hereafter as the
"Fund") as of May 31, 2023, the related statement of operations for the year ended May 31, 2023, the statement of changes in net assets for each of the two years in the period ended May 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2023 and the financial highlights for each of the periods indicated
therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2023
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE Institutional Floating Rate Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
For nonresident alien shareholders, $342,344,000 of income dividends are interest-related dividends.
For shareholders subject to interest expense deduction limitation under Section 163(j), $368,597,000 of the fund’s income qualifies as a
Section 163(j) interest dividend and can be treated as interest income for purposes of Section 163(j), subject to holding period requirements and other limitations.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the
SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following
Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe
Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.”
Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Institutional Floating Rate Fund

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract)
between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). In that regard, at a meeting held on March 6–7, 2023
(Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the
Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the continuation of the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The
Board concluded that the information it considered with respect to the nature, quality, and extent of the services provided by the Adviser, as well as the other factors considered at the Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Investment Performance of the Fund
The Board took into account discussions with the Adviser and detailed reports that it regularly receives throughout the year on relative and absolute performance for the T. Rowe Price funds. In connection with the Meeting, the Board reviewed information provided by the Adviser that compared the fund’s total returns, as well as a wide variety of other previously agreed-upon performance measures and market data, against relevant benchmark indexes and peer groups of funds with similar investment programs for various periods through December 31,
2022. Additionally, the Board reviewed the fund’s relative performance information as of September 30, 2022, which ranked the returns of the fund’s Institutional Class for various periods against a universe of funds with similar investment programs selected by Broadridge, an independent provider of mutual fund data. In the course of its deliberations, the Board considered performance information provided throughout the year and in connection with the Advisory Contract review at the Meeting, as well as information provided during investment review meetings conducted with portfolio managers and senior investment personnel during the course of the year regarding the fund’s performance. The Board also considered relevant factors, such as overall market conditions and trends that could adversely impact the fund’s performance, length of the fund’s performance track record, and how closely the fund’s strategies align with its benchmarks and peer groups.
The Board concluded that the information it considered with respect to the fund’s performance, as well as the other factors considered at the
Meeting, supported the Board’s approval of the continuation of the Advisory Contract.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted
that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive management fee structure in situations where a

T. ROWE PRICE Institutional Floating Rate Fund

fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price funds (including the fund). Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds.
The fund also offers a Z Class, which serves as an underlying investment within certain T. Rowe Price fund of fund arrangements. The
Adviser waives its advisory fee on the Z Class and waives or bears the Z Class’s other operating expenses, with certain exceptions. The Board considered whether the advisory fee and operating expense waivers on the Z Class may present a means for cross-subsidization of the Z
Class by other share classes of the fund. In that regard, the Board noted that the Z Class operating expenses are largely covered by the all-
inclusive fees charged by the investing T. Rowe Price fund of funds and that any Z Class operating expenses not covered by the investing
T. Rowe Price funds of funds’ fees are paid by the Adviser and not by shareholders of any other share class of the fund.
In addition, the Board noted that the fund potentially shares in indirect economies of scale through the Adviser’s ongoing investments in its business in support of the T. Rowe Price funds, including investments in trading systems, technology, and regulatory support enhancements, and the ability to possibly negotiate lower fee arrangements with third-party service providers. The Board concluded that the advisory fee structure for the fund provides for a reasonable sharing of benefits from any economies of scale with the fund’s investors.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Institutional Class of the fund with a group of competitor funds selected by
Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Institutional Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate, and total expenses (each of which reflect the fund’s all-inclusive management fee rate) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the third quintile (Expense
Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense
Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the
Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the
United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory
Contract are reasonable.
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE Institutional Floating Rate Fund

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (continued)

T. ROWE PRICE Institutional Floating Rate Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.
The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates, Inc. (T. Rowe
Price), and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of
Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
INTERESTED  DIRECTORS
(a)
Name (Year of Birth)
Year Elected [Number of
T. Rowe Price Portfolios
Overseen]
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
Teresa Bryce Bazemore (1959)
2018 [210]
President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); Chief
Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to
2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh
(2017 to 2019)
Melody Bianchetto (1966)
2023 [210]
Advisory Board Member; Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan (1951)
2013 [210]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chair of the Board (2016 to 2020)
and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Member,
Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council
Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston Properties (2016 to
present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr. (1952)
2013 [210]
Chair of the Board, all funds (July 2018 to present)
Paul F. McBride (1956)
2013 [210]
Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Mark J. Parrell (1966)
2023 [210]
Advisory Board Member; Board of Trustees Member and Chief Executive Officer (2019 to present), President
(2018 to present), Executive Vice President and Chief Financial Officer (2007 to 2018), and Senior Vice President
and Treasurer (2005 to 2007), EQR; Member and Chair, Nareit Dividends Through Diversity, Equity & Inclusion
CEO Council, Nareit 2021 Audit and Investment Committee (2021); Advisory Board, Ross Business School at
University of Michigan (2015 to 2016); Member and Chair of the Finance Committee, National Multifamily Housing
Council (2015 to 2016); Member, Economic Club of Chicago; Director, Brookdale Senior Living, Inc. (2015 to
2017); Director, Aviv REIT, Inc. (2013 to 2015); Director, Real Estate Roundtable (July 2021 to present) and the
2022 Executive Board Nareit (November 2021 to present); Board of Directors and Chair of the Finance Committee,
Greater Chicago Food Depository (July 2017 to present)
Kellye L. Walker (1966)
2021 [210]
Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive
Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March 2020); Director,
Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name (Year of Birth)
Year Elected [Number of T. Rowe
Price Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the
Past Five Years
David Oestreicher (1967)
2018 [210]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment
Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price
International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and
T. Rowe Price Singapore (Price Singapore); General Counsel, Vice President, and Secretary, T. Rowe Price Group,
Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Principal
Executive Officer and Executive Vice President, all funds
Eric L. Veiel, CFA (1972)
2022 [210]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust
Company; Vice President, Global Funds

T. ROWE PRICE Institutional Floating Rate Fund

OFFICERS
(a)
All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
Name (Year of Birth)
Position Held With Institutional Income Funds  Principal Occupation(s)
Jason A. Bauer (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Steven E. Boothe, CFA (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President, T. Rowe Price and Price
Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments LLC and AST Investment
Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to 2022); Vice President and
Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019)
Michael F. Connelly, CFA (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Michael Patrick Daley (1981)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Amit Deshpande, CFA, FRM (1972)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and Treasurer
Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
Stephen M. Finamore, CFA (1976)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Justin T. Gerbereux, CFA (1975)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management, T. Rowe Price, Price
International, and T. Rowe Price Trust Company
Michael J. Grogan, CFA (1971)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director, Invesco Ltd. (to 2021);
Vice President, Oppenheimer Funds, Inc. (to 2019)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Michael Lambe, CFA (1977)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price International
Robert M. Larkins, CFA (1973)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Yongheon Lee (1975)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Paul M. Massaro, CFA (1975)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Institutional Floating Rate Fund

Name (Year of Birth)
Position Held With Institutional Income Funds  Principal Occupation(s)
Andrew C. McCormick (1960)
President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Michael J. McGonigle (1966)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Samy B. Muaddi, CFA (1984)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Alexander S. Obaza (1981)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Miso Park, CFA (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Investment Services, Inc., and T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Rodney M. Rayburn, CFA (1970)
Executive Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Theodore E. Robson, CFA (1965)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Brian A. Rubin, CPA (1974)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Richard Sennett, CPA (1970)
Assistant Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Trust Company
Jeanny Silva (1975)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Robert D. Thomas (1971)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price International
Michael J. Trivino (1981)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Wesley Ross Trowbridge (1987)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Lauren T. Wagandt (1984)
Vice President
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice President, Price Investment
Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company
Bineesha Wickremarachchi, CFA (1980)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price International
Rebecca Willey (1987)
Vice President
Vice President, T. Rowe Price
James Woodward, CFA (1974)
Vice President
Vice President, T. Rowe Price Group, Inc., and Price International
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.
OFFICERS (CONTINUED)

100 East Pratt Street
Baltimore, MD 21202
T. Rowe Price Investment Services, Inc.
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202307-2916539 E170-050 7/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$45,097	$41,169
Audit-Related Fees	-	-
Tax Fees	-	2,381
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,521,000 and $2,959,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Income Funds, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2023